FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS T
Money Market	PDDXX	PTBXX	PFCXX	PTMXX	PURXX	PMMXX
Tax Exempt	PTXXX
Money Market

Putnam Money Market Fund
Putnam Tax Exempt Money
Market Fund

Prospectus
1 | 30 | 10

Fund summaries	2
What are each fund’s main investment strategies and related risks?	9
Who oversees and manages the funds?	12
How does a fund price its shares?	13
How do I buy fund shares?	14
How do I sell or exchange fund shares?	17
Policy on excessive short-term trading	19
Distribution plans and payments to dealers	20
Fund distributions and taxes	22
Financial highlights	23

Putnam Money Market Fund	These securities have not been approved
Investment Category: Income	or disapproved by the Securities and
Putnam Tax Exempt Money Market Fund	Exchange Commission nor has the
Investment Category: Tax-exempt Income	Commission passed upon the accuracy
or adequacy of this prospectus. Any
This prospectus explains what you should	statement to the contrary is a crime.
know about these mutual funds before
you invest. Please read it carefully.

Fund summaries

PUTNAM MONEY MARKET FUND

Goal

Putnam Money Market Fund seeks as high a rate of current income as we believe is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

	Maximum sales	Maximum deferred sales
	charge (load)	charge (load) (as a percentage
	imposed on purchases	of original purchase price
	(as a percentage of	or redemption proceeds,
Share class	offering price)	whichever is lower)
Class A	NONE	NONE*
Class B	NONE	NONE*
Class C	NONE	NONE*
Class M	NONE	NONE*
Class R	NONE	NONE
Class T	NONE	NONE*

Annual fund operating expenses**
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual
	Management	and service		fund operating
Share class	fees	(12b-1) fees	Other expenses	expenses
Class A	0.30%	0.00%	0.27%	0.57%
Class B	0.30%	0.50%	0.27%	1.07%
Class C	0.30%	0.50%	0.27%	1.07%
Class M	0.30%	0.15%	0.27%	0.72%
Class R	0.30%	0.50%	0.27%	1.07%
Class T	0.30%	0.25%	0.27%	0.82%

* A deferred sales charge of 1.00% on class A shares, class C shares and class T shares, of 5.00% on class B shares and of 0.15% on class M shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

**Reflects projected expenses under a new management contract effective 1/1/10.

2	Prospectus

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$58	$183	$318	$714
Class B	$609	$640	$790	$1,165
Class C	$209	$340	$590	$1,306
Class M	$74	$230	$401	$894
Class R	$109	$340	$590	$1,306
Class T	$84	$262	$455	$1,014

Investments, risks, and performance

Investments

We invest mainly in money market instruments that are high quality and have short-term maturities. We invest significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. We will consider, among other things, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the fund.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	3

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A	0.29%	3.08%	2.84%
Class B	–4.91%	2.27%	2.36%
Class C	–0.91%	2.63%	2.36%
Class M	0.21%	2.94%	2.70%
Class R	0.09%	2.63%	2.38%
Class T	0.16%	2.85%	2.60%
Lipper Money Market
Funds Category Average
(no deduction for taxes)	0.17%	2.66%	2.47%

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

4	Prospectus

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at an NAV of $1.00 per share without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly. Distributions from the fund may be taxed as ordinary income, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Prospectus	5

PUTNAM TAX EXEMPT MONEY MARKET FUND

Goal

Putnam Tax Exempt Money Market Fund seeks as high a level of current income exempt from federal income tax as we believe is consistent with preservation of capital, maintenance of liquidity and stability of principal.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

	Maximum sales	Maximum deferred sales
	charge (load)	charge (load) (as a percentage
	imposed on purchases	of original purchase price
	(as a percentage of	or redemption proceeds,
Share class	offering price)	whichever is lower)
Class A	NONE	NONE*

Annual fund operating expenses**
(expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total annual
	Management	service		fund operating
Share class	fee	(12b-1) fee	Other expenses	expenses
Class A	0.30%	0.00%	0.25%	0.55%

* A deferred sales charge of 1.00% on class A shares may be imposed on certain redemptions of shares purchased by exchange from another Putnam fund.

**Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$56	$176	$307	$689

6	Prospectus

Investments, risks, and performance

Investments

We invest mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities. We will consider, among other things, credit, interest rate, and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the fund.

Risks

The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Prospectus	7

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A	0.06%	1.94%	1.77%

Lipper Tax Exempt Money
Market Funds Category
Average (no deduction
for taxes)	0.16%	1.89%	1.76%

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at an NAV of $1.00 per share without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly. The fund intends to distribute income that is exempt from federal income tax, including AMT, but distributions will be subject to federal income tax to the extent attributable to other income, including income earned by the fund on investments in taxable securities.

8	Prospectus

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

What are each fund’s main investment strategies and related risks?

Any investment carries with it some level of risk that generally reflects its potential for reward. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The main investment strategies and related risks for each fund are set out below in the following order: those relating only to the Putnam Money Market Fund, those relating only to the Putnam Tax Exempt Money Market Fund, and finally those relating to both of the funds.

MONEY MARKET FUND

We pursue the fund’s goal by investing in money market investments, such as certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

• Focus of investments. We may invest without limit in money market investments from the banking, personal credit and business credit industries. However, we may invest over 25% of the fund’s total assets in money market investments from the personal credit or business credit industries only when we determine that the yields on those investments exceed the yields that are available from eligible investments of issuers in the banking industry.

The fund’s shares may be more vulnerable to decreases in value than those of money market funds that invest in issuers in a greater number of industries. To the extent that the fund invests significantly in a particular industry, it runs an increased risk of loss if economic or other developments affecting that industry cause the prices of related money market investments to fall.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

Prospectus	9

• Foreign investments. We may invest in money market instruments of foreign issuers that are denominated in U.S. dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments. Foreign settlement procedures may also involve additional risks.

TAX EXEMPT MONEY MARKET FUND

We pursue the fund’s goal by investing mainly in short-term tax-exempt investments. Under normal circumstances, we invest at least 80% of the fund’s net assets in short-term tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded.

• Tax-exempt investments. These investments are issued by public authorities to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service may make the income from some of these obligations taxable. Interest income from private activity bonds may be subject to federal AMT for individuals.

• Focus of investments. We may make significant investments in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, or lower demand for the services or products provided by a particular market segment.

At times, the fund and other accounts that we and our affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

BOTH FUNDS

• Interest rate risk. The values of money market investments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the value of existing money market investments. Changes in the values of

10	Prospectus

money market investments usually will not affect the amount of income the funds receive from them, but could affect the value of a fund’s shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

A fund’s average portfolio maturity will not exceed 90 days, and neither fund may hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

Some investments that we purchase for the Tax Exempt Money Market Fund have an interest rate that changes based on a market interest rate, and allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of these obligations using the relatively short period in which payment could be demanded. Because the interest rate on these investments can change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

• Credit quality. The funds buy only high quality investments. These are:

– rated in one of the two highest categories by at least two nationally recognized rating services,

– rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating) or

– unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

• Other investments. In addition to the main investment strategies described above, we may make other types of investments and be subject to other risks as described in the statement of additional information (SAI).

• Alternative strategies. At times we may judge that market conditions make pursuing a fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily invest some or all of the fund’s assets using alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause a fund to miss out on investment opportunities, may produce taxable income for the Tax Exempt Money Market Fund, and may prevent a fund from achieving its goal.

Prospectus	11

• Changes in policies. The Trustees may change a fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

• Portfolio holdings. The SAI includes a description of each fund’s policies with respect to the disclosure of its portfolio holdings. For information on each fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where each fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month by clicking on “Investment Solutions,” followed by “Active long-only,” then “Money Market.” Full portfolio holdings may be viewed beginning on the sixth business day after the end of each calendar quarter and, if determined by the funds’ Chief Compliance Officer, more frequently, but only to the extent it is in the best interest of a fund’s shareholders. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

The funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of a fund or affiliated with Putnam Investment Management, LLC (Putnam Management)).

The Trustees periodically review the funds’ investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of each fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

12	Prospectus

The funds’ investment manager

The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be each fund’s investment manager, responsible for making investment decisions for each fund and managing each fund’s other affairs and business. The basis for the Trustees’ approval of each fund’s management contract and the sub-management contract described below is discussed in each fund’s annual report to shareholders dated September 30, 2009. Each fund paid Putnam Management a quarterly management fee for these services based on each fund’s average net assets. The Putnam Money Market Fund paid Putnam Management a management fee (after any applicable waivers) of 0.25% and the Putnam Tax Exempt Money Market Fund paid Putnam Management a management fee (after any applicable waivers) of 0.11% of average net assets for each fund’s last fiscal year. Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

In late 2009, shareholders approved a new management contract for each fund, the terms of which are contained in the SAI.

Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of a fund or provide other investment services, consistent with local regulations.

How does a fund price its shares?

The price of a fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

Each fund values its investments at amortized cost, which approximates market value.

Prospectus	13

How do I buy fund shares?

Opening an account

You can open a fund account by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion. Shares are sold at a NAV of $1.00 per share, without any initial sales charge.

If you participate in a retirement plan that offers the Money Market Fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, a fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

• Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.

14	Prospectus

• Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

• Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

• By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the funds. Return the check and investment stub to Putnam Investor Services.

• By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

To eliminate the need for safekeeping, the funds will not issue certificates for shares.

Which class of shares is best for me?

This prospectus offers class A shares of the Tax Exempt Money Market Fund and a choice of five classes of fund shares of the Money Market Fund: A, B, C, M and T. Qualified employee-benefit plans may also choose class R shares of the Money Market Fund.

For the Money Market Fund, this allows you to choose among different types of deferred sales charges and different levels of ongoing operating expenses, as illustrated in the Fund summaries — Fees and expenses section. The class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

Money Market Fund (class A, M and T shares only) and
Tax Exempt Money Market Fund (class A shares only)

Unless otherwise agreed with Putnam Retail Management, a deferred sales charge of 1.00% may apply to class A and T shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge, if the shares are redeemed within nine months of the original purchase. A deferred sales charge of 0.15% may apply to class M shares that were obtained by exchanging

Prospectus	15

shares from another Putnam fund that were originally purchased without a sales charge for certain rollover accounts if redeemed within one year of purchase.

Shares not subject to any charge will be redeemed first, followed by shares held the longest. The deferred sales charge will be based on the lower of the shares, original cost and current NAV, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Money Market Fund (class B and C shares only)

If you sell (redeem) class B shares obtained in an exchange of class B shares of another Putnam fund within six years after you originally acquired the class B shares of the other Putnam fund, you will pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

Shares not subject to any charge will be redeemed first, followed by shares held longest. The deferred sales charge will be based on the lower of the shares’ original cost and current NAV, because you may have acquired the shares in an exchange from a fund whose share values fluctuated. You may sell shares acquired by reinvestment of distributions without a charge at any time.

If you sell (redeem) class C shares obtained in an exchange of class C shares of another Putnam fund within one year after you originally acquired the class C shares of the other Putnam fund, you will pay a deferred sales charge of 1.00%.

Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class B shares convert automatically to class A shares after 8 years, eliminating the 12b-1 fee.

16	Prospectus

Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

• You may be eligible for reductions and waivers of deferred sales charges.

Deferred sales charges may be reduced or waived under certain circumstances and for certain groups. Information about reductions and waivers of sales charges is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of the same class of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. Class T shares may be exchanged for class A shares of any other fund that offers class A shares. Shareholders of class A, class M or class T shares will, in most cases, be required to pay a sales charge, which varies depending on the fund to which they exchange shares and the amount exchanged. Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

• Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

Prospectus	17

• Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.

• By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services.

• By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. The telephone redemption and exchange privileges may be modified or terminated without notice.

• Via the Internet. You may also exchange shares via the Internet at putnam.com.

• Selling shares by check. If you would like to use the check-writing service, mark the proper box on the application or authorization form and complete the signature card (and, if applicable, the resolution). The fund will send you checks when it receives these properly completed documents. You can then make the checks payable to the order of anyone. The fund will redeem a sufficient number of full and fractional shares in your account at the next NAV that is calculated after the check is accepted to cover the amount of the check and any applicable deferred sales charge. The minimum redemption amount per check is $250. Currently, Putnam is waiving this minimum.

The use of checks is subject to the rules of your fund’s designated bank for its checking accounts. If you do not have a sufficient number of shares in your account to cover the amount of the check and any applicable deferred sales charge, the check will be returned and no shares will be redeemed. Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check. The funds may change or end check-writing privileges at any time without notice. The check-writing service is not available for tax-qualified retirement plans.

• Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

18	Prospectus

Each fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

• Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.

• Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 500 shares), a fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

• Policy on excessive short-term trading. Because the funds are money market funds that investors may seek to use as a source of short-term liquidity, Putnam Management and the funds’ Trustees have not adopted policies to discourage short-term trading in the funds. However, because very large cash flows based on short-term trading may, under some market conditions, decrease a fund’s performance, Putnam Management and each fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Each fund in which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on a fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Prospectus	19

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the tables of annual fund operating expenses in the sections Fund summaries — Fees and expenses. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

• Distribution and service (12b-1) plans. The Money Market Fund has adopted distribution plans to pay for the marketing of its class B, class C, class M, class R and class T shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.75% on class B shares, 0.35% on class T shares and 1.00% on class C, class M and class R shares. The Trustees currently limit payments on class M shares to 0.15%, on class T shares to 0.25% and on class B shares, class C shares and class R shares to 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M, class R and class T shares mean they have higher expense ratios and lower dividends than class A shares. Because class C, class M, class R and class T shares, unlike class B shares, do not convert to class A shares, class C, class M, class R and class T shares may cost you more over time than class B shares.

The Tax Exempt Money Market Fund has adopted a distribution plan to pay for the marketing of its shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35%, although the fund is not currently making payments under the plan.

• Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under the heading Fund summaries — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the funds or other Putnam funds to its customers. These additional

20	Prospectus

payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or a fund as shown under the heading Fund summaries — Fees and expenses.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from a fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in a fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such shareholders or plan participants in a fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management —Investor Servicing Agent for more details.

Prospectus	21

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2009 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Fund distributions and taxes

Each fund declares a distribution daily of all its net income. Each fund normally distributes any net investment income monthly. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of each fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from a fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For federal income tax purposes, distributions of net investment income (other than “exempt-interest dividends” as described below for the Tax Exempt Money Market Fund), distributions on gains from investments the fund owned for one year or less, and gains on the sale of bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in this manner whether you receive them in cash or reinvest them in additional shares of one of these funds or other Putnam funds. Neither fund expects to distribute gains taxable as capital gains, which would be subject to different tax treatment, as detailed in the SAI.

Distributions by the Money Market Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

22	Prospectus

The Money Market Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to these foreign taxes.

Fund distributions for the Tax Exempt Money Market Fund that are designated as “exempt dividends” are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax Exempt Money Market Fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal AMT, for both individual and corporate shareholders.

The Tax Exempt Money Market Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the fund’s ordinary income and will be taxable to you as such when it is distributed.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in a fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Prospectus	23

Financial highlights (For a common share outstanding throughout the period)

Putnam Money Market Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
											of expenses	investment
	Net asset value,		Net realized	Total from					Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net investment	From return	Total	Net asset value,	at net asset	end of period	net assets	to average
Period ended	of period	income (loss)	investments	operations	income	of capital	distributions	end of period	value (%) [a]	(in thousands)	(%) [b,c]	net assets (%) [b]

Class A
September 30, 2009	$1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	$1.00	.86	$2,482,270	.56 [d]	.98 [d]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674.56		3.28
September 30, 2007	1.00	.0486 [e]	— [f]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996.54		4.84 [e]
September 30, 2006	1.00	.0425 [g]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [g]	4.26 [g]
September 30, 2005	1.00	.0226	—	.0226	(.0226)	—	(.0226)	1.00	2.29	3,087,756.53		2.21

Class B
September 30, 2009	$1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	$1.00	.54	$66,020	.91 [d]	.68 [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06	2.83
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04	4.34 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [g]	3.70 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	290,268	1.03	1.63

Class C
September 30, 2009	$1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	$1.00	.54	$27,757	.89 [d]	.62 [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06	2.66
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04	4.34 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [g]	3.71 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	33,259	1.03	1.64

Class M
September 30, 2009	$1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	$1.00	.74	$46,293	.68 [d]	.83 [d]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452.71		3.07
September 30, 2007	1.00	.0471 [e]	— [f]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641.69		4.69 [e]
September 30, 2006	1.00	.0410 [g]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [g]	4.11 [g]
September 30, 2005	1.00	.0211	—	.0211	(.0211)	—	(.0211)	1.00	2.13	44,682.68		2.05

Class R
September 30, 2009	$1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	$1.00	.54	$12,589	.84 [d]	.43 [d]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06	2.54
September 30, 2007	1.00	.0436 [e]	— [f]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04	4.32 [e]
September 30, 2006	1.00	.0375 [g]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [g]	4.22 [g]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	1,687	1.03	1.99

Class T
September 30, 2009	$1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	$1.00	.67	$39,088	.74 [d]	.64 [d]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037.81		2.93
September 30, 2007	1.00	.0461 [e]	— [f]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743.79		4.59 [e]
September 30, 2006	1.00	.0400 [g]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [g]	3.77 [g]
September 30, 2005	1.00	.0201	—	.0201	(.0201)	—	(.0201)	1.00	2.03	180,132.78		2.02

See notes to financial highlights at the end of this section.

24	Prospectus	Prospectus	25

Financial highlights (Continued)

Putnam Money Market Fund

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

c Includes amounts paid through expense offset arrangements.

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

September 30, 2009

Class A	0.02%

Class B	0.17

Class C	0.19

Class M	0.05

Class R	0.24

Class T	0.09

e Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

f Amount represents less than $0.0001 per share.

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

26	Prospectus

Financial highlights (For a common share outstanding throughout the period)

Tax Exempt Money Market Fund

PER-SHARE OPERATING PERFORMANCE			Year ended

	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:

Net investment income	.0035 [d]	.0209	.0319	.0270 [e,f]	.0153 [e]

Net realized loss on investments	—	(.0002)	—	—	—

Total from investment operations	.0035	.0207	.0319	.0270	.0153
Less distributions:

From net investment income	(.0040)	(.0211)	(.0312)	(.0270)	(.0153)

Total distributions	(.0040)	(.0211)	(.0312)	(.0270)	(.0153)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return at net asset value (%) [a]	0.40	2.13	3.17	2.74	1.54

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$66,878	$71,322	$74,596	$125,056	$114,429

Ratio of expenses to average
net assets (%) [b,c]	.47 [d]	.56	.59	.54 [e,f]	.55 [e]

Ratio of net investment income to average
net assets (%) [c]	.37 [d]	2.09	3.16	2.71 [e,f]	1.51 [e]

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.25%

September 30, 2008	0.25

September 30, 2007	0.15

September 30, 2006	0.11

September 30, 2005	0.12

Prospectus	27

Financial highlights (Continued)

Tax Exempt Money Market Fund

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amount:

Percentage of
average net assets

September 30, 2009	0.09%

e Reflects a voluntary waiver of fund expenses in effect from July 1, 2005 through December 31, 2005. As a result of this waiver, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2006	0.02%

September 30, 2005	0.02

f Reflects a non-recurring accrual related to a reimbursement paid to the fund by Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services which amounted to less than $0.01 per share and 0.02% of average net assets.

28	Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less or 30 days or less, depending on the fund. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

Prospectus	29

Putnam family of fundsa

The following is a list of Putnam’s open-end mutual funds offered to the public.

Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fundb
New Opportunities Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund
Capital Opportunities Fund
Capital Spectrum Fund
Emerging Markets Equity Fund
Equity Spectrum Fund
Europe Equity Fund
Global Equity Fund
International Capital Opportunities
Fund
International Equity Fund
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and
Income
International Value Fundc
Mid Cap Value Fund
Small Cap Value Fund

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
Money Market Fundd
U.S. Government Income Trust

a As of 1/30/10.

b Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

c Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

d An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

30	Prospectus

Tax-free income
AMT-Free Municipal Funde
Tax Exempt Income Fund
Tax Exempt Money Market Fundd
Tax-Free High Yield Fund

State tax-free income funds:f
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fundg
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fundh

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds —10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity
Fund

e Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

f Not available in all states.

g Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

h Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

Prospectus	31

For more information about Putnam
Money Market Fund and Putnam Tax
Exempt Money Market Fund

Each fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in each fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about each fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

Putnam Investments

One Post Office Square

Boston, MA 02109

1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

Putnam Money Market Fund

File No. 811-2608

Putnam Tax Exempt Money Market Fund

File No. 811-5215	NP039S 260676 2/10